UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston	,	Texas	77056
(Address of principal executive offices)					(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act (1):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________
(1) On April 17, 2020, the New York Stock Exchange (the “NYSE”) filed a Form 25 (the “Form 25”) with the Securities and Exchange Commission. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our ordinary shares under Section 12(b) of the Exchange Act became effective on July 16, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer

On August 10, 2020, Weatherford International plc (the “Company”) announced the appointment of H. Keith Jennings, 50, to serve as the Company’s Executive Vice President and Chief Financial Officer, effective September 1, 2020.

Mr. Jennings, most recently served as the Executive Vice President and Chief Financial Officer of the general partner of Calumet Specialty Products Partners, L.P. from January 2020 through August 2020. Prior to that, Mr. Jennings was Vice President of Finance for Eastman Chemical Company from 2018 to 2019 and Vice President and Treasurer from 2016 to 2018. From 2009 to 2016 he served as Vice President and Treasurer of Cameron International Corporation. Mr. Jennings holds a Bachelor of Commerce from the University of Toronto and earned his M.B.A. from Columbia University.

In connection with his appointment as Executive Vice President and Chief Financial Officer of the Company, Mr. Jennings will receive the following compensation:

(1) annual base salary of $500,000;

(2) eligibility to participate in the Company’s Executive Non-Equity Incentive Compensation Plan, as amended (“EICP”), with a target award opportunity set at 100% of his annual base salary;

(3)  a long-term cash incentive award of 325% of his annual base salary (prorated for the period of employment calculated from his hire date) pursuant to the Company’s 2020 Long-Term Cash Incentive Plan (the “LTCIP”) vesting in accordance with the LTCIP vesting schedule (with the time-based portion of the award vesting in equal installments on each of December 31, 2020, 2021 and 2022);

(4) eligibility to participate in the Company’s Amended and Restated 2019 Equity Incentive Plan or other long-term incentive plans, beginning in 2021 and subsequent years; and

(5)  a sign-on bonus of $500,000, payable in equal installments on September 1, 2020 and March 1, 2021, subject to repayment in full upon resignation or termination for cause prior to September 1, 2021 or repayment of 50% upon resignation or termination for cause prior to September 1, 2022.

Mr. Jennings will be covered under the Company’s Change in Control Policy, subject to approval by the Board, which is expected to provide that upon a qualifying termination of employment following a change in control transaction, he would receive, subject to a release of claims, severance benefits equal to two times base salary and bonus, continued health care benefits, outplacement services and certain other benefits.

Absent a change in control transaction, Mr. Jennings will be eligible to receive severance benefits in the event of a termination without cause in the amount of 12 months of his annual base salary plus his target opportunity under the EICP. In addition, if, within six months of the hire of a new Chief Executive Officer of the Company, Mr. Jennings’ employment is terminated without cause, he will be entitled to receive an additional 50% of his annual base salary and an additional 50% target opportunity under the EICP. Any such severance benefits will be subject to a release of claims.

Mr. Jennings will be eligible for relocation allowances of $150,000 (which are subject to the same repayment terms as the sign-on bonus) and other benefits in accordance with the Company’s standard plans and polices. In addition, the Company and one of its primary subsidiaries will enter into customary officer indemnification agreements with Mr. Jennings upon joining the Company. Further information as to the Company’s current employee benefit plans or arrangements currently existing and in which Mr. Jennings will participate or have right, including in furtherance of the above, is described in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 27, 2020 (“Proxy Statement”) and subsequent filings on Form 8-K.

There are no arrangements or understandings between Mr. Jennings and any other persons pursuant to which Mr. Jennings was selected to act as the Executive Vice President and Chief Financial Officer of the Company. Mr. Jennings does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Interim Principal Financial Officer

The Board has appointed Karl Blanchard, 60, to serve as the Company’s principal financial officer, effective August 5, 2020, on an interim basis until Mr. Jennings joins the Company on September 1, 2020. Mr. Blanchard is currently serving as Interim Chief Executive Officer and Chief Operating Officer. Additional information concerning Mr. Blanchard has been previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Proxy Statement, and the Company’s Form 8-Ks filed on June 8, 2020 and June 17, 2020, in each case, filed with the SEC.

There are no arrangements or understandings between Mr. Blanchard and any other persons pursuant to which Mr. Blanchard was appointed to act as the Company’s principal financial officer. Mr. Blanchard does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On August 10, 2020, the Company issued a press release describing certain of the matters in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by Weatherford International plc regarding Mr. Jennings on August 10, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: August 10, 2020
/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer